CERTIFICATIONS*

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURUSANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Keith F. Hartstein, Chief Executive Officer of John Hancock Funds III (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Registrant's periodic report on Form N-CSR for the period ended
         8/31/2008 (the "Form N-CSR") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: October 30, 2008

/s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to John Hancock Funds III and will be retained by John Hancock Funds III and furnished to the Securities and Exchange Commission or its Staff upon request.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURUSANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Charles A. Rizzo, Chief Financial Officer of John Hancock Funds III (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Registrant's periodic report on Form N-CSR for the period ended
         8/31/2007 (the "Form N-CSR") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: October 30, 2008

/s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to John Hancock Funds III and will be retained by John Hancock Funds III and furnished to the Securities and Exchange Commission or its Staff upon request.

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*These certifications are being furnished solely pursuant to 18 U.S.C. Section 1350 and are not being filed as part of this Form N-CSR or as a separate disclosure document.